Exhibit 10.1

March 1, 2012

Mr. William J. Abbott

50 Snowball Drive

Cold Spring Harbor, NY 11724

Re: Employment Agreement Amendment

Dear Mr. Abbott:

This will confirm our agreement to amend your employment agreement with Crown Media Holdings, Inc. (“Crown”) dated May 7, 2009 (the “Agreement”), as amended on May 11, 2010, as follows:

1.                                      Effective March 1, 2012, your base salary as set forth in Paragraph 3(a) of the Agreement shall be Seven Hundred Sixty Seven Thousand Dollars ($767,000) per year.  On March 1, 2013, Employer shall consider an additional salary increase at its discretion based on your performance.

2.                                      The performance bonus target set forth in Paragraph 3(b) of the Agreement shall be 70% of your annual base salary.

Except as amended herein, all other terms of the Agreement will remain in full force and effect.

Very truly yours,
Crown Media Holdings, Inc.

	By:	/s/ Donald J. Hall, Jr.
		Name:	Donald J. Hall, Jr.
		Title:	Co-Chairman of the Board

Agreed and Accepted:

/s/ William J. Abbott
William J. Abbott